UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2006
ALLIANCE SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)
000-22594
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0057842 (I.R.S. Employer Identification No.)
2575 Augustine Drive
Santa Clara, California 95054-2914
(Address of principal executive offices, with zip code)
(408) 855-4900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01 Entry Into a Material Definitive Agreement.
     On June 8, 2006, Alliance Semiconductor (India) Private Limited, a company registered under the Companies Act, 1956 (India) and a wholly owned subsidiary of Alliance Semiconductor Corporation (“Alliance India”), entered into an Agreement (the “Agreement”) with Megasri Constructions Limited and Vibha Agrotech Limited (each, a company registered under the Companies Act, 1956 (India) and collectively, the “Purchasers”), providing for the sale of a parcel of land located outside of Hyderabad, India. Pricing terms under the Agreement are provided in Rupees, with the aggregate price for the parcel of land equal to approximately $3,132,000 as of June 8, 2006. The parties expect to complete the sale by July 24, 2006, subject to closing conditions that include obtaining local regulatory approval. A deposit on the purchase price of approximately $870,000 (as of June 8, 2006) was delivered upon execution of the Agreement. If the remainder of the purchase price is not delivered by July 24, 2006, the Agreement will terminate, with Alliance India retaining thirty percent (30%) of the deposit.
     A copy of the Agreement is attached hereto as Exhibit 10.1. The foregoing summary of the Agreement is qualified by the Agreement in its entirety, which is incorporated by reference herein.
Item 8.01 Other Events.
     During the past month, Alliance Semiconductor Corporation (“Alliance”) has entered into two separate asset purchase agreements for the sale of assets relating to its memory business unit. On May 11, 2006, Alliance completed the sale of certain assets related to is Asynchronous Static Random Access Memory (“SRAM”) and Dynamic Random Access Memory (“DRAM”) products and devices, including intellectual property, other proprietary rights and inventory. On June 10, 2006, Alliance agreed to sell certain assets related to its Synchronous SRAM products and devices, including product rights, intellectual property, proprietary information and inventory. Alliance expects to complete this sale of Synchronous SRAM assets on or around June 16, 2006.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

10.1	Agreement dated June 8, 2006 by and among Alliance Semiconductor (India) Private Limited, Megasri Constructions Limited and Vibha Agrotech Limited (each, a company registered under the Companies Act, 1956 (India)).

99.1	Press Release dated June 14, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE SEMICONDUCTOR CORPORATION
Date: June 14, 2006	By:	/s/ Melvin L. Keating
Melvin L. Keating
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement dated June 8, 2006 by and among Alliance Semiconductor (India) Private Limited, Megasri Constructions Limited and Vibha Agrotech Limited (each, a company registered under the Companies Act, 1956 (India)).

99.1	Press Release dated June 14, 2006.